EXHIBIT 10.2
                                                                    ------------

                                 PROMISSORY NOTE
                                 ---------------

Fairmount Chemical Co., Inc.                   Commencement Date: March 1,2002
117 Blanchard Street
Newark, New Jersey 07105                       Maturity Date: February 1,2003

     For the value received and intending to legally bound here by, Fairmount Chemical Co., Inc. ("Maker"), a New Jersey corporation with offices at 117 Blanchard Street, Newark, New Jersey, promises to pay Bayer Corporation (`Bayer"), 100 Bayer Road, Pittsburgh, Pennsylvania 15205-9741 or its successors and assigns in legal tender of the United States, the principal amount of Six Hundred Seventy Three Thousand Six Hundred Six Dollars (US$673,606.00). Under this Promissory Note ("Note") Maker shall make monthly payments commencing on March 1, 2002 and will continue to remit monthly payments based on the following schedule:

     March 1,2002               $70,000.00
     April 1, 2002              $70,000.00
     May 1, 2002                $70,000.00
     June I, 2002               $70,000.00
     July 1, 2002               $70,000.00
     August 1,2002              $70,000.00
     September 1, 2002          $40,000.00
     October 1,2002             $40,000.00
     November 1,2002            $40,000.00
     December 1,2002            $40,000.00
     January 1,2003             $40,000.00
     February 1, 2003           $53,606.00

     It is agreed that this Promissory Note will not bear interest provided there is no event of default hereunder. In the event of a default by Maker, interest shall accrue at the rate of 10% per annum on the unpaid principal balance of the Promissory Note from the date of default until default is cured. Any interest due and payable after default shall be computed on a 365-day simple interest basis. The rate of interest expressed herein shall continue in effect after maturity, acceleration, entry of judgment or otherwise and shall apply to amounts owed under this Promissory Note until the default is cured.

     It is further agreed that Maker will transfer payment to Bayer via wire transfer on the dates as noted on the payment schedule. If any payment of the principal of this Note shall become due on a Saturday, Sunday, or national legal holiday, payment shall be made on the next succeeding business day.

     All payments hereunder shall be paid to Bayer by wire transfer to Bayer's wire account at Mellon Bank NA., One Mellon Center, Pittsburgh, Pennsylvania for credit to Account Number 130-3329, RTG/ABA Number 04300026-1 without setoff, counterclaim or ether deduction of any nature.

     Should this Note be signed by more than one person, all of the obligations contained in this Note will be joint and several obligations of each signer and the liability of each signer will be absolute, unconditional and without regard to the liability of any other signer.

     Each party at any time liable for payment of the indebtedness evidenced by this Note waives presentment for payment, demand, protest notice of protest, notice 0f dishonor and all other notices in connection with this instrument.


     Maker shall be in default under this Note upon the occurrence of any of the following:

          (a) a failure to pay any installment of principal or interest under this Note, or any portion thereof, after the same becomes due and payable;

          (b) any warranty, representation or written statement made or furnished by Maker to Bayer or on behalf of Maker proves to have been false or materially misleading in any material respect when made or furnished;

          (c) the tiling by or against Maker of any proceeding under any state or federal bankruptcy, reorganization, arrangement of debt, insolvency, re-adjustment of DEBT or receivership law or statute, or there is an assignment by Maker of any of its assets for the benefit of creditors which is not rescinded within 90 days of such tiling or other event of bankruptcy;

          (d) the filing or commencement by or against Maker of any proceeding for the dissolution or liquidation of Maker or the voluntary or involuntary dissolution or termination of Maker;

     Upon the occurrence of any such event of default, Bayer, or any holder of this Note, may declare the entire principal amount hereof, together with accrued and unpaid interest thereon, immediately due and payable and the same shall thereupon become immediately due and payable without presentment demand, protest or other notices of any kind, all of which are expressly waived.

     TO FURTHER SECURE PAYMENT OF THIS PROMISSORY NOTE UPON AN EVENT OF DEFAULT, MAKER HEREBY AUTHORIZES AND EMPOWERS ANY PROTHONOTARY, CLERK OF COURT, OR ANY ATPORNEY OF ANY COURT OF RECORD WITHIN THE UNITED STATES OR ELSEWHERE TO APPEAR FOR AND CONFESS JUDGMENT AGAINST MAKER AND ANY OTHER SIGNATORY TO THIS PROMISSORY NOTE FOR THE PRINCIPAL AMOUNT OF THIS PROMISSORY NOTE PLUS THE INTEREST DUE AND FOR ANY OTHER SUMS DUE HEREUNDER, INCLUDING AN ATTORNEY'S COMMISSION OF FIFTEEN PERCENT (15%), BUT IN NO EVENT LESS THAN $10,000, AND OTHER COSTS AND EXPENSES OF COLLECTION, UPON WRITTEN NOTICE TO MAKER OF THE FILING OF THE CONFESSION OF JUDGEMENT, WITH COST OF SUIT, RELEASE OF ERROR, WITHOUT STAY OF EXECUTION, AND ALSO WAIVES THE RIGHT OF INQUISITION OF ANY REAL ESTATE LEVIED ON, VOLUNTARILY CONDEMNS THE SAME, AUTHORIZES THE PROTHONOTARY OR CLERK TO ENTER THE WRIT OF EXECUTION OF SAID VOLUNTARY CONDEMNATION, AGREES THAT SAID REAL ESTATE MAY BE SOLD ON A WRIT OF EXECUTION; AND ALSO WAIVES AND RELEASES ALL RELIEF FROM ANY AND ALL APPRAISEMENT, STAY OR EXEMPTION LAW OF ANY STATE NOW IN FORCE OR ENACTED IN THE FUTURE IF A COPY OF THIS PROMISSORY NOTE, VERIFIED BY AFFIDAVIT OF THE HOLDER OF THIS PROMISSORY NOTE OR SOMEONE ON THE HOLDER'S BEHALF, HAS BEEN FILED IN SUCH ACTION, IT WILL NOT BE NECESSARY TO FILE THE ORIGINAL NOTE AS A WARRANT OF ATTORNEY. THE AUTHORITY AND POWER TO APPEAR FOR AND ENTER JUDGMENT AGAINST MAKER AND ANY OTHER SIGNATORY TO THIS NOTE WILL NOT BE EXHAUSTED BY THE INITIAL EXERCISE OF THE AUTHORIZED POWER, AND THE POWER MAY BE EXERCISED FROM TIME TO TIME AS OFTEN AS THE HOLDER DEEMS NECESSARY OR DESIRABLE TO FULLY COLLECT ALL OBLIGATIONS OF MAKER HEREUNDER, ANT THIS INSTRUMENT WILL BE A SUFFICIENT WARRANT, ANY RULE OF COURT, CUSTOM OR PRACTICE TO THE CONTRARY NOTWITHSTANDING.

     BY SIGNING THIS PROMISSORY NOTE, THE UNDERSIGNED ACKNOWLEDGE THAT THEY HAVE READ, UNDERSTOOD AND KNOWINGLY, VOLUNTARILY AND WAIVED THEIR RIGHTS AND AGREED TO THE PROVISIONS WHICH MAY RESULT IN A COURT JUDGMENT AGAINST THE UNDERSIGNED, UPON WRJITEN NOTICE miT WITHOUT A HEARING, ANT) THAT THIS PROMISSORY NOTE MAY BE COLLECTED FROM THE UNDERSIGNED (OR EITHER OF THEM) REGARDLESS OF ANY CLAIM THEY MAY NOW OR IN THE FUTURE HAVE AGAINST BAYER OR ANY HOLDER OF THIS NOTE.

     Maker shall pay Bayer on demand any reasonable expenses, including legal or other professional fees, arising out of or in connection with any action or proceeding, including any action or proceeding arising in or related to any insolvency, bankruptcy or reorganization involving or affecting Maker, taken to protect, enforce, determine or assert any right or remedy under this Note and any mortgage or security agreement, including the collateral covered thereby, securing any obligation of Maker.

     This Note shall bind Maker and the successors and assigns of Maker, and the benefits hereof shall inure to the benefit of Bayer and its successors and assigns. All references in this Note to "Maker" shall be deemed to apply to Maker and to the heirs, personal representatives, successors and assigns of Maker, and all references to "Bayer" shall be deemed to apply to Bayer and to its successors and assigns.


     This Note shall be construed and enforced in accordance with the substantive laws of the Commonwealth of Pennsylvania without regard to conflict of laws principles. MAKER HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED WITHIN THE COMMONWEALTH OF PENNSYLVANIA, AND ACKNOWLEDGES THAT THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA SHALL CONTROL WITH RESPECT TO THE INTERPRETATION AND ENFORCEMENT OF THIS NOTE


     IN THE EVENT OF ANY LITIGATION IN CONNECTION WITH THIS PROMISSORY NOTE OR THE TRANSACTION CONTEMPLATED HEREIN, MAKER WAIVES ALL RIGHT TO A TRIAL BY JURY. FURTHER, MAKER AGREES NOT TO ASSERT ANY COUNTERCLAIM OF ANY NATURE IN SUCH LITIGATION (PROVIDED HOWEVER, THAT THE FOREGOING SHALL NOT BE DEEMED A WAIVER OF MAKERS RIGHT TO ASSERT ANY COMPULSORY COUNTERCLAIM MAINTAINED IN A COURT OF THE UNITED STATES OR OF THE COMMONWEALTH OF PENNSYLVANIA IF SUCH COUNTERCLAIM IS COMPELLED UNDER LOCAL LAW OR RULE OF PROCEDURE.

     This Note may not be modified or terminated orally.

     The obligation of Maker to pay the amounts due under this Note may not be transferred without the prior written consent of Bayer, which consent may not be unreasonably be withheld.

     EN WITNESS WHEREOF, and intending to be legally bound, this Note has been duly executed as of the day and year first written above.



ATTEST:                                         MAKER:

                                                Fairmount Chemical Co., Inc.


/s/ Maria Hayducka                              By /s/ Jerrel Branson
--------------------                            ------------------------------
Secretary                                       Name: Jerrel Branson
                                                Title: Chief Executive Officer

STATE OF NEW JERSEY
                                                  )  SS:
COUNTY OF ESSEX


     On this 25th day of MARCH 2002, before me, a Notary Public, the undersigned officer, personally appeared Jerrel Branson, the CEO of Fairmount Chemical and acknowledged that he/she as such officer, being authorized to do so, executed the foregoing Promissory Note for the purposes therein contained by signing the name of the corporation by himself/herself as its CEO

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.




My commission expires                                /s/ Alice Sotolongo
July 27, 2002                                        -------------------
                                                     Notary Public



Fairmount Chemical Co., Inc

By: /s/ Jerrel Branson            Title: CEO
        ---------------                  ---

                      DISCLOSURE FOR CONFESSION OF JUDGMENT




MAKER:        FAIRMOUNT CHEMICAL CO., INC
              17 BLANCHARD STREET
              NEWARK, NEW JERSEY 07105

CREDITOR:     BAYER CORPORATION
              100 BAYER ROAD
              PITTSBURGH, PENNSYLVANIA 15205


     The Maker has executed, and/or is executing, on or about the date hereof, the following document(s) under which the Maker is obligated to repay monies to
Creditor:

     1.   Promissory Note commencing on March 1, 2002

          A. THE MAKER ACICNOWLEDGES AND AGREES THAT THE ABOVE DOCUMENT CONTAINS PROVISIONS UNDER WHICH CREDITOR MAY ENTER JUDGMENT BY CONFESSION AGAINST THE MAKER. BEING FULLY AWARE OF ITS RIGHTS TO A HEARING ON THE VAIIPITY OF ANY JUDGMENT OR OTHER CLAIMS THAT MAY BE ASSERTED AGAINST IT BY CREDITOR THEREUNDER BEFORE JUDGMENT IS ENTERED, THE MAKER HEREBY FREELY, KNOWINGLY AND INTELLIGENTLY WAIVES THESE RIGHTS AND EXPRESSLY AGREES AND CONSENTS TO CREDITOR'S ENTERING JUDGMENTAGAINST IT BY CONFESSION PURSUANT TO THE TERMS THEREOF.

          B. THE MAKER ALSO ACKNOWLEDGES AND AGREES THAT THE ABOVE DOCUMENT CONTAINS PROVISIONS UNDERWHICH CREDITORMAY, AFTERENTRY OF JUDGMENT AND WITHOUTEITHER NOTICE OR A HEARING, FORECLOSE UPON, ATTACH, LEVY, TAKE POSSESSION OF OR OTHERWISE SEIZE PROPERTY OF THE MAKER IN FULL OR PARTIAL PAYMENT OF THE JUDGMENT. BEING FULLY AWARE OF ITS RIGHTS AFTER JUDGMENT IS ENTERED (INCLUDING THE RIGHT TO MOVE TO OPEN OR STRIKE THE JUDGMENT), THE MAKER HEREBY FREELY, KNOWINGLY AND INTELLIGENTLY WAIVES ITS RIGHTS TO NOTICE AND A HEARING AND EXPRESSLY AGREES AND CONSENTS TO CREDITOR'S TAKING SUCH ACTIONS AS MAY BE PERMITTED UNDER APPLICABLE STATE AND FEDERAL LAW WITHOUT PRIOR NOTICE TO THE MAKER.


          C. The Maker certifies that a representative of Creditor specifically called the confession of judgment provisions in the above document to the attention of the Maker, and tat the Maker was represented by legal counsel in connection with the above document or had the opportunity to confer with legal counsel prior to signing the above document.

DATE:     MARCH 22, 2002

                                              Fairmount Chemical Co., Inc

                                              By: /s/ Jerrel Branson
                                              ------------------------------
                                              Print Name: Jerrel Branson
                                              Title: Chief Executive Officer